                                                                   Exhibit 10.61


                             THIRD LEASE AMENDMENT

      Third Amendment to Lease (this "Amendment") dated as of Dec. 15th, 1999, by and between CAL-HARBOR II and III URBAN RENEWAL ASSOCIATES L.P. ("Landlord"), a New Jersey limited partnership having an address c/o Mack-Cali Realty Corporation, 11 Commerce Drive, Cranford, New Jersey 07016 and Donaldson, Lufkin & Jenrette Securities Corporation and DLJdirect Holdings Inc. (collectively and jointly and severally, "Tenant"), each a Delaware corporation having an office at 1 Pershing Plaza, 95 Christopher Columbus Drive, Jersey City, New Jersey 07399.

                              W I T N E S S E T H

            WHEREAS, Landlord and Tenant are parties to an Agreement of Lease, dated as of April 12, 1999, as amended pursuant to a First Lease Amendment dated as of September 30, 1999 and a Second Lease Amendment dated as of September 30, 1999 (collectively, the "Lease"), whereby Landlord leased to Tenant and Tenant hired from Landlord certain space as described in the Lease on the first floor and the fifth floor of Plaza II (the "Building") and whereby Landlord has agreed to lease to Tenant and Tenant has agreed to hire from Landlord certain space as described in the Lease on the sixth floor of the Building, all in the office complex known as "Harborside Financial Center" consisting as of the date hereof of Plazas I, II and III and the parking and other common areas serving same located in Jersey City, New Jersey on the land described in the Lease;

            WHEREAS, the parties desire that the Lease be amended to provide, among other things, that Landlord lease to Tenant and Tenant hire from Landlord an additional 198 rentable square feet on the first floor of the Building substantially shown, together with the First Floor Space (as defined in the Lease), hatched and labeled "Fuel Tank Space" on the plan annexed hereto as Exhibit A (the "Additional Fuel Tank Space"), an additional 1,220 rentable square feet on the first floor of the Building substantially as shown hatched and labeled "Premises" on Exhibit A (the "Additional First Floor Space") and an additional 44,866 rentable square feet on the sixth floor of the Building substantially as shown hatched on Exhibit B (the "Additional Sixth Floor Space"), all upon the terms and conditions hereinafter set forth;

            WHEREAS, Landlord intends to enter into a lease with Dow Jones for certain space in the Building (the "Dow Lease");

            WHEREAS, Landlord and Tenant desire to amend the Lease to extend the time period during which, if Landlord enters into the Dow Lease (a) Tenant shall not demolish, alter, modify or block reasonable access to, the Remaining Equipment (as defined in the Lease) and (b) Landlord and or its agents or designees shall have the right to enter the demised premises (as defined in the Lease) for the purpose of inspecting, making repairs to or otherwise dealing with the Remaining Equipment.

            NOW, THEREFORE, in consideration of the mutual promises and covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant agree as follows:

            1. Definitions. As used herein, the following terms shall have the meanings ascribed to them herein:

            "Additional First Floor Space Possession Date" shall be the date of this Amendment.

            "Additional First Floor Space Commencement Date" shall be the date that is sixty (60) days alter the Additional First Floor Space Possession Date.

            "Additional Sixth Floor Space Commencement Date" shall be the date that is ninety (90) days after the Additional Sixth Floor Possession Date.

            "Additional Sixth Floor Space Possession Date" shall be the date that Landlord delivers vacant possession of the Additional Sixth Floor Space to Tenant, broom clean with all movable furniture and personal property removed; provided, that in no event shall the Additional Sixth Floor Space Possession Date be earlier than five (5) days after Landlord gives to Tenant notice of the date on which Landlord anticipates that the Additional Sixth Floor Space shall be so tendered to Tenant.

            All other capitalized terms used herein but not defined herein shall have the meanings ascribed to them in the Lease.

            2. Additional First Floor Space. (a) Landlord hereby leases to Tenant and Tenant hereby hires from Landlord the Additional First Floor Space for a term (the "Additional First Floor Space Term") to commence on the Additional First Floor Space Commencement Date and ending on the Expiration Date, unless the Term shall sooner cease and terminate as provided in the Lease. Effective as of the Additional First Floor Space Commencement Date, and except as set forth herein, all references in the Lease to the "demised premises" shall be deemed to include the Additional First Floor Space and the provisions and conditions of the Lease shall apply to the Additional First Floor Space with the same force and effect as if such space were leased to Tenant together with the "demised premises" originally demised to Tenant under the Lease. For the period commencing on the Additional First Floor Space Possession Date and ending on the date immediately preceding the Additional First Floor Space Commencement Date (the "Preparation Period") Tenant shall be entitled to occupy the Additional First Floor Space for the purpose of performing Tenant's initial work therein and, upon completion of such work, for the purposes expressly permitted pursuant to Article 5 of the Lease. Tenant's occupancy of the Additional First Floor Space during the Preparation Period shall be subject to all of the terms and conditions of the Lease (including, without limitation, Tenant's indemnification obligation pursuant to Article 38 of the Lease and Tenant's obligation to maintain insurance pursuant to Section 9.09 of the Lease, but excluding Tenant's obligation to pay basic annual rent pursuant to Article 1 of the Lease and Taxes and Operating Expenses pursuant to Article 3 of the Lease).

            (b) Tenant hereby agrees to pay to Landlord basic annual rent for the Additional First Floor Space as follows:

                  (i) for the period commencing on the Additional First Floor Space Commencement Date and ending on September 14, 2004 (the "First Rent Period") at the annual rate of THIRTY FOUR THOUSAND SEVEN HUNDRED SEVENTY AND 00/100 DOLLARS ($34,770.00), payable in equal monthly installments of TWO THOUSAND EIGHT HUNDRED NINETY-SEVEN AND 50/100 DOLLARS ($2,897.50); and

                  (ii) for the period commencing on September 15, 2004 and ending on the Expiration Date (the "Second Rent Period"), at the annual rate of THIRTY SEVEN THOUSAND TWO HUNDRED NINE AND 96/100 DOLLARS ($37,209.96), payable in equal monthly installments of THREE THOUSAND ONE-HUNDRED AND 83/100 DOLLARS ($3,100.83).

                  (c) From and after the Additional First Floor Space Commencement Date, Tenant's Tax Share shall be increased by .08% and Tenant's Expense Share shall be increased by .09%.

            (d) The parties acknowledge that for all purposes of the Lease, as amended hereby, the Additional First Floor Space shall be deemed to contain 1,220 rentable square feet.

            (e) Except as provided in paragraph 2 above with respect to the payment of basic annual rent and Taxes and Operating Expenses from the Additional First Floor Space Possession Date through and including the day immediately preceding the Additional First Floor Space Commencement Date, Tenant shall pay additional rent and any and all other amounts payable with respect to the Additional First Floor Space from and after the Additional First Floor Space Possession Date at the times and in the manner set forth in the Lease (as amended hereby). Tenant shall pay basic annual rent and Taxes and Operating Expenses with respect to the Additional First Floor Space from and after the Additional First Floor Space Commencement Date at the times and in the manner set forth in the Lease (as amended hereby). If the Additional First Floor Space Commencement Date falls on any day other than the first day of a month, then the basic annual rent for the Additional First Floor Space for such month shall be prorated on a per diem basis, and Tenant agrees to pay the amount thereof for such partial month on the Additional First Floor Space Commencement Date. If the first day of the Second Rent Period falls on any day other than the first day of a month, then the basic annual rent for the Additional First Floor Space for the month in which the Second Rent Period commences shall be prorated on a per diem basis to reflect the number of days of such Second Rent Period and of the First Rent Period which occur during such month.

            (f) Tenant shall be entitled to reimbursement of up to an amount equal to $18,300.00 (the "Additional First Floor Space Allowance") for Hard Costs and Soft Costs paid by Tenant in connection with the preparation of the Additional First Floor Space for Tenant's occupancy; provided, that Tenant shall not be entitled to reimbursement from the Additional First Floor Space Allowance for Soft Costs to the extent such Soft Costs exceed an amount (the

"Additional First Floor Space Soft Costs Maximum") equal to $4,575.00. Tenant shall have the right to submit to Landlord, from time to time, but not more frequently than once per month, a notice setting forth the dollar amount requested, which notice shall be accompanied by (i) paid invoices or other evidence reasonably satisfactory to Landlord of the amounts paid by Tenant for such Hard Costs and/or Soft Costs, (ii) a certificate from a financial officer of Tenant that Tenant has not been reimbursed previously for such Hard Costs and/or Soft Costs, (iii) a certificate from Tenant's architect which certifies that the work for which Tenant is seeking reimbursement has been completed substantially in accordance with the plans and specifications previously approved or deemed approved by Landlord and in compliance with all applicable Legal Requirements and (iv) evidence reasonably satisfactory to Landlord (including, without limitation, lien waivers) that all sums properly due and owing to contractors, subcontractors and materialmen in connection with the work for which Tenant is seeking reimbursement have been paid. Within thirty (30) days after receipt of such notice and other information and provided the certificates and other deliveries made therewith are correct, Landlord shall reimburse Tenant for the amount thereof until the total of all such reimbursements is equal to the Additional First Floor Space Allowance (it being understood that in no event shall Landlord be obligated to expend in excess of the Additional First Floor Space Allowance or reimburse Tenant for Soft Costs in excess of the Additional First Floor Space Soft Costs Maximum). Anything to the contrary contained herein notwithstanding anything, Landlord shall have the right to withhold $1,900 from the Additional First floor Space Allowance, which amount shall not be released to Tenant unless and until Tenant delivers to Landlord final working drawings, with amendments, or the mylar set of "as built" plans, drawings and specifications for the work performed in the Additional First Floor Space and the disk carrying the same in accordance with Section 6.01(11) of the Lease.

            3. Additional First Floor Space - AS-IS. On the Additional First Floor Space Possession Date, Tenant shall accept the Additional First Floor Space in its "as is" condition and Landlord shall have no obligation to perform any work (other than to demise the Additional First Floor Space) or make any contribution to prepare the Additional First Floor Space for occupancy by Tenant, except as provided in Paragraph 2(1) above. All installations, materials and work which may be undertaken by Tenant to prepare, equip, decorate and furnish the Additional First Floor Space for Tenant's occupancy shall be performed by Tenant at Tenant's expense in accordance with all of the terms, conditions and provisions of the Lease. In addition, Tenant shall be responsible for bringing electric service to the Additional First Floor Space from either the Demised Premises or the switchgear room located on the fifth floor of the Building.

            4. Additional Fuel Tank Space. (a) Landlord hereby leases to Tenant and Tenant hereby hires from Landlord the Additional Fuel Tank Space for a term commencing on the Commencement Date and ending on the Expiration Date, unless the Term shall sooner cease and terminate as provided in the Lease. Tenant's occupancy of the Additional Fuel Tank Space shall be upon the terms and conditions set forth in the Lease, except as otherwise provided in the further provisions of this Paragraph 4.

                  (b) The basic annual rent for the Additional Fuel Tank Space shall be at the annual rate of TWO THOUSAND NINE HUNDRED SEVENTY AND 00/100 DOLLARS ($2,970.00), payable in equal monthly installments of TWO HUNDRED FORTY-SEVEN AND

50/100 DOLLARS ($247.50) from and after the Commencement Date, appropriately pro-rated for any partial year and otherwise payable in the same manner as the basic annual rent with respect to the demised premises.

                  (c) Tenant shall not be obligated to pay Tenant's share of Existing Building Taxes, Common Area Taxes, Operating Expenses or Common Area Operating Expenses with respect to the Additional Fuel Tank Space.

                  (d) Tenant is deemed to have accepted the Additional Fuel Tank Space in its "as is" condition on the Possession Date and Landlord shall have no obligation to perform any work or make any contribution to ready the Additional Fuel Tank Space for Tenant's use.

                  (e) Tenant shall not be entitled to any additional parking spaces in connection with its leasing of the Additional Fuel Tank Space.

                  (f) Tenant shall pay, in accordance with the provisions of
Article 4 of the Lease, the amounts due for electrical current consumed by Tenant with respect to the Additional Fuel Tank Space and shall pay to Landlord, as additional rent, the costs of installing meters in the Additional Fuel Tank Space to measure such consumption to the extent such meters have not already been installed.

                  (g) Tenant shall use the Additional Fuel Tank Space for the installation, maintenance and operation of a fuel tank, and for no other purpose.

                  (h) Except as otherwise specifically provided in this Paragraph 4, from and after the Possession Date, all references in this Lease to the demised premises shall be deemed to include the Additional Fuel Tank Space, and all of the terms, provisions and conditions of the Lease (including, without limitation, Tenant's indemnification obligation pursuant to Article 38 of the Lease) shall apply to the Additional Fuel Tank Space.

                  (i) Tenant acknowledges that Tenant has occupied the Additional Fuel Tank Space from and after August 28, 1999 without payment of basic annual rent therefor. Accordingly, simultaneously with the execution and delivery of this Amendment by Tenant to Landlord, Tenant shall pay to Landlord the sum of $866.25 representing the basic annual rent due to Landlord with respect to the Additional Fuel Tank Space from the Commencement Date through and including December 31, 1999. Commencing on January 1, 2000, Tenant shall pay basic annual rent with respect to the Additional Fuel Tank Space in accordance with Paragraph 4(b) above.

                  (j) Landlord shall not be required to provide any services with respect to the Additional Fuel Tank Space, except that Landlord shall make sufficient electrical power (for general lighting and fuel pump) available to Tenant at Tenant's expense and subject to and in accordance with Article 6 of the Lease, provided that Tenant obtains such power through the tie-in in the existing First Floor Space.

            5. Additional Sixth Floor Space. (a) Landlord hereby leases to Tenant and Tenant hereby hires from Landlord the Additional Sixth Floor Space for a term (the "Additional

Sixth Floor Space Term") to commence on the Additional Sixth Floor Space Commencement Date and ending on the Expiration Date, unless the Term shall sooner cease and terminate as provided in the Lease. Effective as of the Additional Sixth Floor Space Commencement Date, and except as set forth herein, all references in the Lease to the "demised premises" shall be deemed to include the Additional Sixth Floor Space and the provisions and conditions of the Lease shall apply to the Additional Sixth Floor Space with the same force and effect as if such space were leased to Tenant together with the "demised premises" originally leased to Tenant under the Lease. For the period commencing on the Additional Sixth Floor Space Possession Date and ending on the date immediately preceding the Additional Sixth Floor Space Commencement Date (the "Construction Period") Tenant shall be entitled to occupy the Additional Sixth Floor Space for the purpose of performing Tenant's initial work therein and, upon completion of such work, for the purposes expressly permitted pursuant to Article 5 of the Lease. Tenant's occupancy of the Additional Sixth Floor Space during the Construction Period shall be subject to all of the terms and conditions of the Lease (including, without limitation, Tenant's indemnification obligation pursuant to Article 38 of the Lease and Tenant's obligation to maintain insurance pursuant to Section 9.09 of the Lease, but excluding Tenant's obligation to pay basic annual rent pursuant to Article 1 of the Lease and Taxes and Operating Expenses pursuant to Article 3 of the Lease).

            (b) Tenant hereby agrees to pay to Landlord basic annual rent for the Additional Sixth Floor Space as follows:

                  (i) for the period commencing on the Additional Sixth Floor Space Commencement Date and ending on the date that is the day immediately preceding the 5th anniversary of the Additional Sixth Floor Space Commencement Date (the "Qualified First Rent Period") at the annual rate of ONE MILLION THREE HUNDRED NINETY THOUSAND EIGHT HUNDRED FORTY-FIVE AND 96/100 DOLLARS ($1,390,845.96), payable in equal monthly installments of ONE HUNDRED FIFTEEN THOUSAND NINE HUNDRED THREE AND 83/100 DOLLARS ($115,903.83); and

                  (ii) for the period commencing on the 5th anniversary of the Additional Sixth Floor Space Commencement Date and ending on the Expiration Date (the "Qualified Second Rent Period"), at the annual rate of ONE MILLION FIVE HUNDRED TWENTY-FIVE THOUSAND FOUR HUNDRED FORTY-THREE AND 96/100 DOLLARS ($1,525,443.96), payable in equal monthly installments of ONE HUNDRED TWENTY-SEVEN THOUSAND ONE HUNDRED TWENTY AND 33/100 DOLLARS ($127,120.33).

            (c) The parties acknowledge that for all purposes of the Lease, as amended hereby, the Additional Sixth Floor Space shall be deemed to contain 44,866 rentable square feet.

            (d) Except for the payment of basic annual rent, Taxes and Operating Expenses during the Construction Period, Tenant shall pay additional rent and any and all other amounts payable with respect to the Additional Sixth Floor Space from and after the Additional Sixth Floor Space Possession Date at the times and in the manner set forth in the Lease (as amended hereby). Tenant shall pay basic annual rent and Taxes and Operating Expenses with respect to the Additional Sixth Floor Space from and after the Additional Sixth Floor Space Commencement Date at the times and in the manner set forth in the Lease (as amended hereby). If the Additional Sixth Floor Space Commencement Date falls on any day other than the first day of a month, then the basic annual rent for the Additional Sixth Floor Space for such month shall be prorated on a per diem basis, and Tenant agrees to pay the amount thereof for such partial month on the Additional Sixth Floor Space Commencement Date. If the first day of the Qualified Second Rent Period falls on any day other than the first day of a month, then the basic annual rent for the Additional Sixth Floor Space for the month in which the Qualified Second Rent Period commences shall be prorated on a per diem basis to reflect the number of days of such Qualified Second Rent Period and of the Qualified First Rent Period which occur during such month.

            (e) Tenant shall be entitled to reimbursement of up to an amount equal to $672,990.00 (the "Additional Sixth Floor Space Allowance") for Hard Costs and Soft Costs paid by Tenant in connection with the preparation of the Additional Sixth Floor Space for Tenant's occupancy; provided, that Tenant shall not be entitled to reimbursement from the Additional Sixth Floor Space Allowance for Soft Costs to the extent such Soft Costs exceed an amount (the "Additional Sixth Floor Space Soft Costs Maximum") equal to $168,247.50. Tenant shall have the right to submit to Landlord, from time to time, but not more frequently than once per month, a notice setting forth the dollar amount requested, which notice shall be accompanied by (i) paid invoices or other evidence reasonably satisfactory to Landlord of the amounts paid by Tenant for such Hard Costs and/or Soft Costs, (ii) a certificate from a financial officer of Tenant that Tenant has not been reimbursed previously for such Hard Costs and/or Soft Costs,
(iii) a certificate from Tenant's architect which certifies that the work for which Tenant is seeking reimbursement has been completed substantially in accordance with the plans and specifications previously approved or deemed approved by Landlord and in compliance with all applicable Legal Requirements and (iv) evidence reasonably satisfactory to Landlord (including, without limitation, lien waivers) that all sums properly due and owing to contractors, subcontractors and materialmen in connection with the work for which Tenant is seeking reimbursement have been paid. Within thirty (30) days after receipt of such notice and other information and provided the certificates and other deliveries made therewith are correct, Landlord shall reimburse Tenant for the amount thereof until the total of all such reimbursements is equal to the Additional Sixth Floor Space Allowance (it being understood that in no event shall Landlord be obligated to expend in excess of the Additional Sixth Floor Space Allowance or reimburse Tenant for Soft Costs in excess of the Additional Sixth Floor Space Soft Costs Maximum). Anything to the contrary contained herein notwithstanding anything, Landlord shall have the right to withhold $25,000 from the Additional Sixth Floor Space Allowance, which amount shall not be released to Tenant unless and until Tenant delivers to Landlord final working drawings, with amendments, or the mylar set of "as built" plans, drawings and specifications for the work performed in the Additional Sixth Floor Space and the disk carrying the same in accordance with Section 6.01(11) of the Lease.

            (f) From and after the first anniversary of the Additional Sixth Floor Space Commencement Date, Tenant's Tax Share shall be increased by 2.99% and Tenant's Expense Share shall be increased by 3.14%.

            (g) Landlord shall make 79 parking spaces ("Tenant's Additional Parking Spaces") available to Tenant and Tenant shall hire same from Landlord in the Parking Areas of the

Property as Landlord shall periodically designate for parking. Tenant's use of Tenant's Additional Parking Spaces shall be on all of the same terms and conditions as set forth with respect to Tenant's Parking Spaces in Article 37 of the Lease.

            6. Additional Sixth Floor Space - AS IS. On the Additional Sixth Floor Space Possession Date, Tenant shall accept the Additional Sixth Floor Space in its "as is" condition and Landlord shall have no obligation to perform any work or make any contribution to prepare the Additional Sixth Floor Space for occupancy by Tenant, except as provided in Paragraph 5(e) above. All installations, materials and work which may be undertaken by Tenant to prepare, equip, decorate and furnish the Additional Sixth Floor Space for Tenant's occupancy shall be performed by Tenant at Tenant's expense in accordance with all of the terms, conditions and provisions of the Lease.

            7. Existing Tenant. Tenant acknowledges that the Additional Sixth Floor Space is subject to an existing lease and Landlord will not be able to deliver the Additional Sixth Floor Space to Tenant until such lease expires or terminates and the occupant of the Additional Sixth Floor Space vacates the same. Landlord has advised Tenant that such lease for the Additional Sixth Floor Space is scheduled to terminate on June 30, 2000; however, Tenant agrees that if Landlord delivers vacant, broom-clean possession of the Additional Sixth Floor Space to Tenant prior to June 30, 2000, such earlier date of delivery shall be the Additional Sixth Floor Space Possession Date; provided, that in no event shall such earlier date of delivery be earlier than five (5) days after Landlord gives to Tenant notice of the date on which Landlord anticipates that the Additional Sixth Floor Space shall be so delivered to Tenant (unless Tenant or anyone claiming under or through Tenant first occupies the Additional Sixth Floor Space for the performance of its work therein or any other purpose prior to the giving of such notice by Landlord or the expiration of such 5-day period). If any tenant in the Additional Sixth Floor Space shall holdover beyond June 30, 2000, Landlord shall use reasonable efforts (including the prompt commencement and diligent prosecution of summary proceedings) to terminate such holdover tenancy. Notwithstanding anything to contrary contained in this Lease, Tenant agrees that Tenant shall have no claim against Landlord, and Landlord shall have no liability to Tenant for any failure or delay to deliver possession of the Additional Sixth Floor Space pursuant to the terms hereof on the anticipated availability date or any other specific date and the validity of the Lease, as amended hereby, shall not be impaired under such circumstances nor shall the same be construed to extend the Term.

            8. Broker. (a) Tenant covenants, represents and warrants that Tenant has had no dealings or negotiations with any broker or agent, other than DLJ Realty Services, Inc. (representing Tenant), in connection with the consummation of this Amendment, and Tenant covenants and agrees to pay, hold harmless and indemnify Landlord from and against any and all cost, expense (including reasonable attorneys' fees and court costs), loss and liability for any compensation, commissions or charges claimed by any broker or agent, other than DLJ Realty Services, Inc., with respect to this Amendment or the negotiation thereof if such claim or claims by any such broker or agent are based in whole or in part on dealing with Tenant or its representatives.

                  (b) Landlord covenants and agrees to pay, hold harmless and indemnify Tenant from and against any and all costs, expenses (including reasonable attorneys' fees and court costs), loss and liability for any compensation, commissions or charges in connection with this Amendment or the negotiation thereof, claimed by any broker or agent if the claims by such other brokers or agents are based in whole or part on dealings with Landlord or its representatives and not with Tenant or its representatives. Landlord agrees to pay DLJ Realty Services, Inc., such compensation, commissions or charges to which they are entitled in connection with this Amendment pursuant to a separate agreement between Landlord and said broker.

            9. The second and third sentences of Section 2.0 1(b)(ii) of the Lease, beginning with the words "Tenant acknowledges" shall be deleted in their entirety and replaced with the following sentences:

            "Tenant acknowledges that Landlord may enter into a new lease with Dow Jones & Company Inc. or an affiliate thereof ("Dow Jones") for certain space in the Building. If Landlord enters into such new lease with Dow Jones, then until December 31, 2000, Tenant shall not demolish, alter, modify or block reasonable access to, the Remaining Equipment and, without limiting Landlord's access rights pursuant to Article 15 or elsewhere in this Lease, upon not less than 1 days' written notice to Tenant or telephonic notice to the Designated Employee (as defined in Article 15) (except, in the case of an emergency, upon such oral notice to any employee of Tenant as may be practicable under the circumstances), Landlord or its agents or designees (including, without limitation, Dow Jones and/or its employees, agents or contractors) shall have the right to enter the demised premises, during and after business hours, for the purpose of inspecting, making repairs to or otherwise dealing with the Remaining Equipment. After December 31, 2000, upon not less than 30 days' prior notice to Landlord, Tenant shall be permitted to demolish, alter, modify or block reasonable access the Remaining Equipment."

            10. Clause (f) of Section 16.02 of the Lease shall be deleted in its entirety and replaced with the following new clause (f):

                  "Whenever Tenant shall default, beyond any applicable notice and grace period, in the due keeping, observing or performance of any covenant, agreement, provision or condition in any other lease between Landlord and Tenant (or any affiliate of Tenant) for any space in the Complex (other than that certain Lease dated as of December ___, 1999, between Landlord and Tenant for 384 square feet of space) on the part of Tenant (or any affiliate of Tenant) to be kept, observed or performed, or"

            11. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of Landlord and Tenant and their respective permitted successors and assigns.

            12. Entire Agreement. This Amendment represents the entire understanding of the parties hereto with respect to the subject matter hereof.

            13. Ratification; Confirmation. As amended hereby, the Lease is hereby ratified and confirmed in all respects and shall continue in full force and effect. In the event of any conflict between the terms of this Amendment and the terms of the Lease, the terms of this Amendment shall govern.

            14. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New Jersey, without giving effect to the conflicts of law principles thereof.

            15. Counterparts. This Amendment may be executed in counterparts each of which when taken together shall be deemed to be one and the same instrument.

            16. Lender's Consent. This Amendment is subject to the written consent of The Northwestern Mutual Life Insurance Company and Principal Mutual Life Insurance Company and shall not be effective until such consent is given; if such consent is not given in writing within ninety (90) days from the date hereof, either party shall have the right to cancel and rescind this Amendment by written notice to the other party given within ten (10) days after the expiration of such ninety (90) day period.

            IN WITNESS WHEREOF, Landlord and Tenant have respectively executed this Amendment as of the day and year first above written.


                                        CAL-HARBOR II AND III URBAN RENEWAL
                                        ASSOCIATES L.P., Landlord

                                        By: Mack-Cali Sub X, Inc., its
                                            General Partner

                                            By: /s/ John Jay Crandall
                                                --------------------------------
                                                Name: John Jay Crandall
                                                Title: Vice President, Leasing
                                                       NJ/PA Region


                                        DLJdirect HOLDINGS INC., Tenant

                                        By: /s/ Richard F. Brueckner
                                            ------------------------------------
                                            Name: Richard F. Brueckner
                                            Title: Director

                                        DONALDSON, LUFKIN & JENRETTE
                                        SECURITIES CORPORATION, Tenant


                                        By: /s/ Robert A. Yurman
                                            ------------------------------------
                                            Name: Robert A. Yurman
                                            Title: Senior Vice President

                                    EXHIBIT A
                             -----------------------
                    LOCATION OF PREMISES AND FUEL TANK SPACE

                                  [MAP OMITTED]

HARBORSIDE FINANCIAL CENTER
FIRST FLOOR
PLAZA II
JERSEY CITY, NEW JERSEY 07311-3488

                                     [LOGO]
                                    MACK-CALI
                               Realty Corporation
     11 COMMERCE DRIVE, CRANFORD, NJ 07016 (908) 272-4755 FAX (908) 272-6755

                                    EXHIBIT B
                             -----------------------
                          ADDITIONAL SIXTH FLOOR SPACE

                                  [MAP OMITTED]

HARBORSIDE FINANCIAL CENTER
FIRST FLOOR
PLAZA II
JERSEY CITY, NEW JERSEY 07311-3488

                                     [LOGO]
                                    MACK-CALI
                               Realty Corporation
     11 COMMERCE DRIVE, CRANFORD, NJ 07016 (908) 272-4755 FAX (908) 272-6755